UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2022

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On July 18, 2022 (the “Effective Date”), Vistra Operations Company LLC (“Vistra Operations”) (in such capacity, “Borrower”), entered into an amendment (the “Credit Agreement Amendment”) among Vistra Operations, Vistra Intermediate Company LLC, the guarantors party thereto, Credit Suisse AG, Cayman Island Branch, as Administrative and Collateral Agent, and the other parties named therein to that certain Credit Agreement, dated as of October 3, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Pursuant to the Credit Agreement Amendment, effective as of the Effective Date, a new class of revolving credit commitments in an aggregate amount equal to $725 million and maturing April 29, 2027 was established. After giving effect to the Credit Agreement Amendment, the aggregate amount of revolving commitments maturing April 29, 2027 (the “Extended Revolving Credit Facility”) equals $3.525 billion, while the $200 million in revolving commitments maturing June 14, 2023 remain unchanged by the Credit Agreement Amendment. The Credit Agreement Amendment also provides that Vistra Operations will terminate at least $350 million in Extended Revolving Credit Facility commitments by December 30, 2022, or earlier if Vistra Operations or any guarantor receives proceeds from any capital markets transaction whose primary purpose is designed to enhance the liquidity of Vistra Operations and its guarantors. Furthermore, the Credit Agreement Amendment appoints new revolving letter of credit issuers, such that the aggregate amount of revolving letter of credit commitments equals $3.245 billion after giving effect to the Credit Agreement Amendment. After giving effect to the Credit Agreement Amendment, the Company has total available liquidity in excess of $4 billion.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Credit Agreement Amendment is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Corp.

Dated: July 21, 2022	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer